    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 26, 1999
                                                      REGISTRATION NO. 333-67447
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------

                                AMENDMENT NO. 4

                                       TO

                                    FORM S-4

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------
                             KERR-MCGEE CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

           DELAWARE                          1311                         73-0311467
 (State or Other Jurisdiction          (Primary Standard        (I.R.S. Employer Identification
      of Incorporation or       Industrial Classification Code              Number)
          Organization)                     Number)

                               KERR-MCGEE CENTER
                         OKLAHOMA CITY, OKLAHOMA 73125
                                 (405) 270-1313
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

                          RUSSELL G. HORNER, JR., ESQ.
              SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                             KERR-MCGEE CORPORATION
                               KERR-MCGEE CENTER
                         OKLAHOMA CITY, OKLAHOMA 73125
                                 (405) 270-1313
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent For Service)

                                   Copies to:

              DAVID B. CHAPNICK                              ROBERT A. PROFUSEK
          SIMPSON THACHER & BARTLETT                     JONES, DAY, REAVIS & POGUE
             425 LEXINGTON AVENUE                           599 LEXINGTON AVENUE
           NEW YORK, NEW YORK 10017                       NEW YORK, NEW YORK 10022

        Approximate date of commencement of proposed sale to the public:
  AS SOON AS POSSIBLE AFTER THIS REGISTRATION STATEMENT IS DECLARED EFFECTIVE.

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Except to the extent indicated below, there is no charter provision, by-law, contract, arrangement or statute under which any director or officer of Kerr-McGee Corporation is insured or indemnified in any manner against any liability which he or she may incur in his or her capacity as such.

     Article Seventh of the certificate of incorporation of Kerr-McGee contains a provision, permitted by Section 102(b)(7) of the Delaware General Corporation Law (the "DGCL"), limiting the personal monetary liability of directors for breach of fiduciary duty as a director. The DGCL and the certificate of incorporation of the combined company provide that such provision does not eliminate or limit liability,

          (1) for any breach of the director's duty of loyalty to Kerr-McGee or its stockholders,

          (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,

          (3) for unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL, or

          (4) for any transaction from which the director derived an improper benefit.

     Section 145 of the DGCL permits indemnification against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with actions, suits or proceedings in which an officer, director, employee or agent is a party by reason of the fact that he is or was such a director, officer, employee or agent, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. However, in connection with actions by or in the right of the corporation, such indemnification is not permitted if such person has been adjudged liable to the corporation unless the court determines that, under all of the circumstances, such person is nonetheless fairly and reasonably entitled to indemnity for such expenses as the court deems proper. Article Seventh of the Combined Company Charter provides that Kerr-McGee shall indemnify such persons to the fullest extent permitted by the DGCL.

     Section 145 also permits a corporation to purchase and maintain insurance on behalf of its directors and officers against any liability which may be asserted against, or incurred by, such persons in their capacities as directors or officers of the corporation whether or not Kerr-McGee would have the power to indemnify such persons against such liabilities under the provisions of such sections. Kerr-McGee has purchased such insurance.

     Section 145 further provides that the statutory provision is not exclusive of any other right to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or independent directors, or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

     Article XXII of the by-laws of Kerr-McGee contains provisions regarding indemnification which parallel those described above.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

     (a) The following Exhibits are filed herewith unless otherwise indicated:

        EXHIBIT
          NO.                                    DESCRIPTION
        -------                                  -----------
          2              -- Agreement and Plan of Merger, dated as of October 14,
                            1998, between Kerr-McGee and Oryx (attached as Appendix A
                            to the Joint Proxy Statement/ Prospectus contained in
                            this Registration Statement).
          4.1            -- Form of Amended and Restated Certificate of Incorporation
                            of Kerr-McGee (attached as Exhibit 1.5 to Appendix A to
                            the Joint Proxy Statement/Prospectus contained in this
                            Registration Statement).
          4.2            -- Form of Amended and Restated By-Laws of Kerr-McGee
                            (attached as Exhibit 1.6 to Appendix A to the Joint Proxy
                            Statement/Prospectus contained in this Registration
                            Statement).
          4.3            -- Rights Agreement, dated as of July 9, 1996, between
                            Kerr-McGee and The Liberty National Bank & Trust Co. of
                            Oklahoma City, filed as Exhibit 1 to Kerr-McGee's Current
                            Report on Form 8-K, filed July 9, 1996, and incorporated
                            herein by reference, and First Amendment to Rights
                            Agreement by and between Kerr-McGee and Bank One Trust
                            Company (as successor by merger to The Liberty National
                            Bank & Trust Co. of Oklahoma City), dated October 14,
                            1998, filed as Exhibit 4.1 to Kerr-McGee's Current Report
                            on Form 8-K, filed October 20, 1998, and incorporated
                            herein by reference.
          4.4            -- Indenture dated as of June 1, 1976, between Kerr-McGee
                            and Citibank, N.A., as trustee, relating to Kerr-McGee's
                            8 1/2% Sinking Fund Debentures due June 1, 2006, filed as
                            Exhibit 2 to Kerr-McGee's Form S-7, effective June 10,
                            1976, Registration No. 2-53878, and incorporated herein
                            by reference.
          4.5            -- Indenture dated as of November 1, 1981, between
                            Kerr-McGee and United States Trust Company of New York,
                            as trustee, relating to Kerr-McGee's 7% Debentures due
                            November 1, 2011 filed as Exhibit 4 to Kerr-McGee's Form
                            S-16, effective November 16, 1981, Registration No.
                            2-772987, and incorporated herein by reference.
          4.6            -- Indenture dated as of August 1, 1982 filed as Exhibit 4 to Kerr-McGee's Form S-3, effective August 27, 1982,
                            Registration Statement No. 2-78952, and incorporated
                            herein by reference, and its first supplement dated May
                            7, 1996, between Kerr-McGee and Citibank, N.A., as
                            trustee, relating to Kerr-McGee's 6.625% notes due
                            October 15, 2007, and 7.125% debentures due October 15,
                            2027, filed as Exhibit 4.4 to Kerr-McGee's Annual Report
                            on Form 10-K for the year ended December 31, 1997, and
                            incorporated herein by reference.
          4.7            -- $325 million Credit Agreement dated as of December 4,
                            1996, between Kerr-McGee and the lending parties thereto,
                            providing for a five-year revolving credit facility with
                            a bullet maturity on the fifth anniversary of the
                            execution of the Credit Agreement, filed as Exhibit 4.5
                            to Kerr-McGee's Annual Report on Form 10-K for the year
                            ended December 31, 1997, and incorporated herein by
                            reference.
          4.8            -- Indenture dated as of September 15, 1988, by and between
                            The Bank of New York and Oryx, filed as Exhibit 4.1 to
                            Oryx's Amendment No. 2 on Form S-3, filed on June 29,
                            1990, Registration No. 33-33361, and incorporated herein
                            by reference.
          4.9            -- First Supplemental Indenture by and between The Bank of
                            New York and Oryx, filed as Exhibit 4.2 to Oryx's
                            Amendment No. 2 on Form S-3, filed on June 29, 1990,
                            Registration No. 33-33361, and incorporated herein by
                            reference.

        EXHIBIT
          NO.                                    DESCRIPTION
        -------                                  -----------
          4.10           -- Oryx's $500,000,000 Revolving Credit and Competitive Bid
                            Facility, dated as of October 17, 1997, filed as Exhibit
                            10 to Oryx's Quarterly Report on Form 10-Q for the
                            quarter ended September 30, 1997, and incorporated herein
                            by reference.
          4.11           -- Indenture dated as of May 15, 1989 by and between Oryx
                            and Texas Commerce Bank National Association, as trustee,
                            relating to Oryx's 7 1/2% Convertible Subordinated
                            Debentures due May 15, 2014, filed as Exhibit 4.1 to
                            Oryx's Form S-1, effective May 5, 1989, Registration No.
                            33-28494, and incorporated herein by reference.
          5              -- Opinion of Simpson Thacher & Bartlett regarding the
                            legality of the shares of Kerr-McGee common stock to be
                            registered under this Registration Statement.
          8.1            -- Opinion of Simpson Thacher & Bartlett regarding certain
                            United States federal income tax consequences of the
                            merger.
          8.2            -- Opinion of Jones, Day, Reavis & Pogue regarding certain
                            United States federal income tax consequences of the
                            merger.
         10.1            -- Employment Letter Agreement of Robert L. Keiser with
                            Kerr-McGee dated as of October 14, 1998.++
         10.2            -- Form of Employment Letter Agreements of David A. Hager,
                            Patricia L. Horsfall and William H. Kaufman with
                            Kerr-McGee dated as of October 16, 1998.++
         10.3            -- Form of Employment Letter Agreements of Marion E. Anglin,
                            Jerry W. Box, Steven J. Flowers, Frances G. Heartwell,
                            William C. Lemmer, Edward W. Moneypenny and Robert L.
                            Thompson with Kerr-McGee dated as of October 16, 1998.++
         23.1            -- Consent of Arthur Andersen LLP.++
         23.2            -- Consent of PricewaterhouseCoopers LLP.++
         23.3            -- Consents of Simpson Thacher & Bartlett (included in the opinions filed as Exhibits 5 and 8.1 to this Registration
                            Statement).
         23.4            -- Consent of Jones, Day, Reavis & Pogue (included in the
                            opinion filed as Exhibit 8.2 to this Registration
                            Statement).
         23.5            -- Consent of Lehman Brothers Inc.++
         23.6            -- Consent of Goldman, Sachs & Co.++
         24              -- Powers of Attorney of the Directors of Kerr-McGee.++
         99.1            -- Form of Proxy for holders of Kerr-McGee common stock.++
         99.2            -- Form of Proxy for holders of Oryx common stock.++


-------------------------


++ Previously filed.


     (b) Financial Data Schedule.

     Schedules are omitted because they either are not required or are not applicable or because equivalent information has been included in the financial statements, the notes thereto or elsewhere herein.

ITEM 22. UNDERTAKINGS.

     The undersigned registrant hereby undertakes:

          (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

             (i) to include any prospectus required by section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

             (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the 'Calculation of Registration Fee' table in the effective registration statement.

             (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          (2) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

          (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

          (4) that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

          (5) that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by this form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other Items of this form;

          (6) that every prospectus (i) that is filed pursuant to paragraph (5) immediately preceding, or (ii) that purports to meet the requirements of
     Section 10(a)(3) of the Securities Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to this registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

          (7) insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue;

          (8) to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request; and

          (9) to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in this registration statement when it became effective.

     Pursuant to the requirements of the Securities Act of 1933, as amended, Kerr-McGee Corporation has duly caused this Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Oklahoma City, Oklahoma, on January 26, 1999.


                                            KERR-McGEE CORPORATION


                                            By:     /s/ LUKE R. CORBETT

                                              ----------------------------------

                                                Name: Luke R. Corbett


                                                Title:   Chairman of the Board
                                                         and Chief Executive
                                                         Officer



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 4 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                      SIGNATURE                                    TITLE                     DATE
                      ---------                                    -----                     ----

                 /s/ LUKE R. CORBETT                   Director, Chairman of the       January 26, 1999
-----------------------------------------------------  Board and Chief Executive
                   Luke R. Corbett                     Officer (Principal Executive
                                                       Officer)

                 /s/ JOHN C. LINEHAN                   Executive Vice President and    January 26, 1999
-----------------------------------------------------  Chief Financial Officer
                   John C. Linehan                     (Principal Financial Officer)

               /s/ DEBORAH A. KITCHENS                 Vice President, Controller      January 26, 1999
-----------------------------------------------------  and Chief Accounting Officer
                 Deborah A. Kitchens                   (Principal Accounting
                                                       Officer)

                          *                            Director                        January 26, 1999
-----------------------------------------------------
                   Tom J. McDaniel

                          *                            Director                        January 26, 1999
-----------------------------------------------------
                Dr. Martin C. Jischke

                          *                            Director                        January 26, 1999
-----------------------------------------------------
                  William C. Morris

                          *                            Director                        January 26, 1999
-----------------------------------------------------
                   John J. Murphy

                          *                            Director                        January 26, 1999
-----------------------------------------------------
                   Leroy C. Richie

                          *                            Director                        January 26, 1999
-----------------------------------------------------
                 Richard M. Rompala

                          *                            Director                        January 26, 1999
-----------------------------------------------------
                 Matthew R. Simmons

                      SIGNATURE                                    TITLE                     DATE
                      ---------                                    -----                     ----

                          *                            Director                        January 26, 1999
-----------------------------------------------------
                  Farah M. Walters

                 /s/ LUKE R. CORBETT                   Attorney-in-Fact                January 26, 1999
-----------------------------------------------------
                   Luke R. Corbett

                               INDEX TO EXHIBITS

        EXHIBIT
          NO.                                    DESCRIPTION
        -------                                  -----------
          2              -- Agreement and Plan of Merger, dated as of October 14,
                            1998, between Kerr-McGee and Oryx (attached as Appendix A
                            to the Joint Proxy Statement/ Prospectus contained in
                            this Registration Statement).
          4.1            -- Form of Amended and Restated Certificate of Incorporation
                            of Kerr-McGee (attached as Exhibit 1.5 to Appendix A to
                            the Joint Proxy Statement/Prospectus contained in this
                            Registration Statement).
          4.2            -- Form of Amended and Restated By-Laws of Kerr-McGee
                            (attached as Exhibit 1.6 to Appendix A to the Joint Proxy
                            Statement/Prospectus contained in this Registration
                            Statement).
          4.3            -- Rights Agreement, dated as of July 9, 1996, between
                            Kerr-McGee and The Liberty National Bank & Trust Co. of
                            Oklahoma City, filed as Exhibit 1 to Kerr-McGee's Current
                            Report on Form 8-K, filed July 9, 1996, and incorporated
                            herein by reference, and First Amendment to Rights
                            Agreement by and between Kerr-McGee and Bank One Trust
                            Company (as successor by merger to The Liberty National
                            Bank & Trust Co. of Oklahoma City), dated October 14,
                            1998, filed as Exhibit 4.1 to Kerr-McGee's Current Report
                            on Form 8-K, filed October 20, 1998, and incorporated
                            herein by reference.
          4.4            -- Indenture dated as of June 1, 1976, between Kerr-McGee
                            and Citibank, N.A., as trustee, relating to Kerr-McGee's
                            8 1/2% Sinking Fund Debentures due June 1, 2006, filed as
                            Exhibit 2 to Kerr-McGee's Form S-7, effective June 10,
                            1976, Registration No. 2-53878, and incorporated herein
                            by reference.
          4.5            -- Indenture dated as of November 1, 1981, between
                            Kerr-McGee and United States Trust Company of New York,
                            as trustee, relating to Kerr-McGee's 7% Debentures due
                            November 1, 2011 filed as Exhibit 4 to Kerr-McGee's Form
                            S-16, effective November 16, 1981, Registration No.
                            2-772987, and incorporated herein by reference.
          4.6            -- Indenture dated as of August 1, 1982 filed as Exhibit 4 to Kerr-McGee's Form S-3, effective August 27, 1982,
                            Registration Statement No. 2-78952, and incorporated
                            herein by reference, and its first supplement dated May
                            7, 1996, between Kerr-McGee and Citibank, N.A., as
                            trustee, relating to Kerr-McGee's 6.625% notes due
                            October 15, 2007, and 7.125% debentures due October 15,
                            2027, filed as Exhibit 4.4 to Kerr-McGee's Annual Report
                            on Form 10-K for the year ended December 31, 1997, and
                            incorporated herein by reference.
          4.7            -- $325 million Credit Agreement dated as of December 4,
                            1996, between Kerr-McGee and the lending parties thereto,
                            providing for a five-year revolving credit facility with
                            a bullet maturity on the fifth anniversary of the
                            execution of the Credit Agreement, filed as Exhibit 4.5
                            to Kerr-McGee's Annual Report on Form 10-K for the year
                            ended December 31, 1997, and incorporated herein by
                            reference.
          4.8            -- Indenture dated as of September 15, 1988, by and between
                            The Bank of New York and Oryx, filed as Exhibit 4.1 to
                            Oryx's Amendment No. 2 on Form S-3, filed on June 29,
                            1990, Registration No. 33-33361, and incorporated herein
                            by reference.
          4.9            -- First Supplemental Indenture by and between The Bank of
                            New York and Oryx, filed as Exhibit 4.2 to Oryx's
                            Amendment No. 2 on Form S-3, filed on June 29, 1990,
                            Registration No. 33-33361, and incorporated herein by
                            reference.

        EXHIBIT
          NO.                                    DESCRIPTION
        -------                                  -----------
          4.10           -- Oryx's $500,000,000 Revolving Credit and Competitive Bid
                            Facility, dated as of October 17, 1997, filed as Exhibit
                            10 to Oryx's Quarterly Report on Form 10-Q for the
                            quarter ended September 30, 1997, and incorporated herein
                            by reference.
          4.11           -- Indenture dated as of May 15, 1989 by and between Oryx
                            and Texas Commerce Bank National Association, as trustee,
                            relating to Oryx's 7 1/2% Convertible Subordinated
                            Debentures due May 15, 2014, filed as Exhibit 4.1 to
                            Oryx's Form S-1, effective May 5, 1989, Registration No.
                            33-28494, and incorporated herein by reference.
          5              -- Opinion of Simpson Thacher & Bartlett regarding the
                            legality of the shares of Kerr-McGee common stock to be
                            registered under this Registration Statement.
          8.1            -- Opinion of Simpson Thacher & Bartlett regarding certain
                            United States federal income tax consequences of the
                            merger.
          8.2            -- Opinion of Jones, Day, Reavis & Pogue regarding certain
                            United States federal income tax consequences of the
                            merger.
         10.1            -- Employment Letter Agreement of Robert L. Keiser with
                            Kerr-McGee dated as of October 14, 1998.++
         10.2            -- Form of Employment Letter Agreements of David A. Hager,
                            Patricia L. Horsfall and William H. Kaufman with
                            Kerr-McGee dated as of October 16, 1998.++
         10.3            -- Form of Employment Letter Agreements of Marion E. Anglin,
                            Jerry W. Box, Steven J. Flowers, Frances G. Heartwell,
                            William C. Lemmer, Edward W. Moneypenny and Robert L.
                            Thompson with Kerr-McGee dated as of October 16, 1998.++
         23.1            -- Consent of Arthur Andersen LLP.++
         23.2            -- Consent of PricewaterhouseCoopers LLP.++
         23.3            -- Consents of Simpson Thacher & Bartlett (included in the opinions filed as Exhibits 5 and 8.1 to this Registration
                            Statement).
         23.4            -- Consent of Jones, Day, Reavis & Pogue (included in the
                            opinion filed as Exhibit 8.2 to this Registration
                            Statement).
         23.5            -- Consent of Lehman Brothers Inc.++
         23.6            -- Consent of Goldman, Sachs & Co.++
         24              -- Powers of Attorney of the Directors of Kerr-McGee++
         99.1            -- Form of Proxy for holders of Kerr-McGee common stock.++
         99.2            -- Form of Proxy for holders of Oryx common stock.++


-------------------------


++ Previously filed.